UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-04451

Legg Mason Capital Management Special Investment Trust, Inc.

(Exact name of Registrant as specified in charter)

55 Water Street, New York, NY 10041

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: October 31

Date of reporting period: October 31, 2011

ITEM 1.	REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

October 31, 2011

Investment Commentary and

Annual

Repor t

Legg Mason

Capital Management

Special Investment Trust, Inc.

This booklet includes a prospectus supplement, immediately following the Annual Report and the Legg Mason Funds Privacy and Security Notice, with important information about the reorganization of the Fund into a series of a Maryland statutory trust.

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

II	Legg Mason Capital Management Special Investment Trust, Inc.

Fund objective

The Fund seeks capital appreciation.

Investment commentary

Navigating the macro storm

In a recent research note, my friend and excellent market strategist, Vadim Zlotnikov of Bernstein Research, described the current market environment of record high correlations and low valuation dispersions as “active management hell.” To be sure, the current environment presents particular challenges for active long-only managers, like us. Yet, I think the long-term valuation opportunity for U.S. stocks continues to grow in many ways due to these challenges, and that certain portfolio management strategies can help investors navigate through the current market headwinds.

Recently, U.S. stock correlations have reached all-time highs in the 80% range — higher even than the 1987 stock market crash, 9/11, the 2008 financial crisis and last year’s flash crash. Correlation is a measure of the degree to which stocks show a tendency to move together, or more precisely it is a measure of the percentage of stocks that are up or down at the same time, but not the magnitude of those moves. I find this level of stock correlation remarkable and believe it results from the extreme degree to which macro events are driving major market moves. It also suggests that idiosyncratic or stock-specific drivers are near historic lows, making active stock picking difficult at best.

At the same time, valuation spreads are close to their average level over the last six decades. Valuation spreads measure the dispersion of the cheapest grouping of stocks from their historic average level — typically the group measured is the cheapest quintile (20%) of stocks at a given time. In late 2008, valuation spreads reached record highs as many stocks were priced for imminent bankruptcy. As the financial crisis abated, valuation dispersions narrowed and what had been the cheapest quintile of stocks led the market. Now, despite macro-driven fears of a sovereign crisis in Europe and a potential double-dip U.S. recession, valuation spreads are still close to average. I believe this is because U.S. corporate balance sheets are in great shape, earnings and cash flows are at record levels, and past excesses have been worked down. In fact, U.S. businesses are generating few new excesses, as bets on the future, such as capital spending and hiring, have remained subdued. Thus, valuation spreads may yet expand dramatically, but it will take much more stress as the U.S. private sector’s immune system is in significantly better shape.

The Investment Commentary is not a part of the Annual Report.

Legg Mason Capital Management Special Investment Trust, Inc.	III

The combination of stocks that all move together and are all valued roughly together has created the active equity manager’s version of Dante’s inferno: abandon hope all ye who try to stock pick here. Essentially, the combination has turned stocks into an undifferentiated lump of risk assets by some measures, which should be bought during “risk on” regimes and sold or shorted during “risk off” episodes. Many resort to low-edge market calls by making betai bets, as the environment leaves little room for generating differentiated excess returns or alpha.

Fortunately, I think the market is ignoring three important questions and potential opportunities as it focuses so much attention on low-edge macro calls: are U.S. equities cheap in aggregate, are there wide valuation dispersions beyond the stock level, and are there excess return drivers that are not highly correlated?

First, I believe the U.S. equity market is attractively valued and is only becoming more so as investors partially abandon the asset class. Two remarkable metrics capture this. One, the equity risk premium (“ERP”), which measures the implied excess return of equities over risk-free bonds, is near an all-time record high of 7.64%, as calculated by valuation expert Aswath Damodaran of New York University. Additionally, the Financial Time’s John Authers pointed out that as of October 3, 2011, the S&P 500 Indexii “was at exactly the same level, to two decimal places, on which it closed on October 3rd three years earlier.” The precision to the 100th decimal point may be spooky, but the punch line is that current run-rate S&P 500 earnings have increased 30% over the ensuing three years, from $72 to $92. In other words, the S&P 500 at 12.5x current earnings is cheaper than when the world was truly on the edge of a depression. I always remind myself that valuation is not a timing mechanism, but it does drive expected future returns. Market history suggests that valuation will ultimately win out over macro concerns.

Second, although stock valuation spreads are still compressed, three sectors trade near sixty-year valuation lows or near record valuation dispersions. These three sectors: Financials, Health Care and Technology, reflect the collapse in long-term U.S. growth expectations. Returns from valuation are driven by price and value convergence, and these current wide dispersions set the stage for high potential returns. Basically, when three sectors that have historically grown at the rate of gross domestic product (“GDP”)iii or above are priced for little or no growth, not much has to go right to generate excess returns.

Finally, as any trader will tell you, the only thing that goes up in a bear market is correlation. Higher correlation makes portfolio diversification challenging, and the onus falls to the portfolio manager to find non-correlating drivers of excess return. For most of this year, stocks with value characteristics have been declining, while stocks with good capital allocation and high-quality characteristics have done relatively well. In other words, these three factors have not correlated during the recent crisis. Additionally, these characteristics are not mutually exclusive. We do not have to sacrifice much long-term valuation upside by adding good capital allocation and quality characteristics to a portfolio.

Thus, the goal is to have the valuation opportunity the market is presenting fully reflected in the portfolios we manage while employing portfolio construction strategies to counteract the market headwinds which will inevitably arise. Although valuation spreads do not suggest a target-rich

The Investment Commentary is not a part of the Annual Report.

IV	Legg Mason Capital Management Special Investment Trust, Inc.

Investment commentary (cont’d)

environment for stock pickers, there are sectors that are trading near sixty-year valuation lows that do present plentiful hunting grounds for our valuation-based process. While stock correlations hover near record highs, we are exploiting the opportunity to purchase cheap stocks with currently non-correlating factors like quality or good capital allocation to improve the risk-adjusted results of our funds. By a continuous focus on enhancing our investment process and maintaining a vigilant awareness of the current market environment, both the opportunities and challenges, we hope to deliver superior long-term results across a broad range of market environments even those that do not immediately appear hospitable to long-only active managers.

Special note: Albert Grosman joins as co-portfolio manager

On October 1, 2011, Albert Grosman became co-portfolio manager of Legg Mason Capital Management Special Investment Trust, Inc. I am excited to have Albert join me in managing the Fund as we have a long-term relationship built over the years at Legg Mason Capital Management and a previous investment firm. Based on his experience and analytical skills in the mid-cap and small-cap investment universe, I am confident that naming Albert as co-manager of Special Investment Trust will be beneficial to our shareholders. Albert is data driven, thinks independently and has the experience to understand a variety of market conditions. Over the past several years, he has made a substantial contribution to Legg Mason Capital Management’s investment process. Albert has more than fifteen years of investment experience and obtained a B.B.A. in Business Administration from Emory University and an M.B.A. from Columbia Business School.

Albert and I look forward to working together on the Special Investment Trust, and we know we will be judged by the quality of the performance we deliver to our shareholders, and that’s where we’re focused.

Samuel M. Peters, CFA

Portfolio Manager

November 18, 2011

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. Portfolio holdings are subject to change at any time and may not be representative of the portfolio managers’ current or future investments. The Fund’s top five sector holdings (as a percentage of net assets) as of October 31, 2011 were: Financials (28.1%), Information Technology (21.6%), Industrials (13.0%), Health Care (12.6%) and Consumer Discretionary (11.4%). The Fund’s portfolio composition is subject to change at any time.

The views expressed in this commentary reflect those solely of the portfolio manager as of the date of this commentary and may differ from those of Legg Mason, Inc. as a whole or the other portfolio managers of its affiliates. Any such views are subject to change at any time based on market or other conditions. These views are not intended to be a forecast of future events, a guarantee of future results or investment advice. The information contained herein has been prepared from sources believed to be reliable, but cannot be guaranteed. Forecasts and predictions are inherently limited and should not be relied upon as an indication of actual or future performance. Investors should not use this information as the sole basis for investment decisions.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The Investment Commentary is not a part of the Annual Report.

Legg Mason Capital Management Special Investment Trust, Inc.	V

[i]

Beta measures the sensitivity of the investment to the movements of its benchmark. A beta higher than 1.0 indicates the investment has been more volatile than the benchmark and a beta of less than 1.0 indicates that the investment has been less volatile than the benchmark.

ii	The S&P 500 Index is an unmanaged index of 500 stocks and is generally representative of the performance of larger companies in the U.S.

iii	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

The Investment Commentary is not a part of the Annual Report.

October 31, 2011

Annual

Repor t

Legg Mason

Capital Management

Special Investment Trust, Inc.

This booklet includes a prospectus supplement, immediately following the Annual Report and the Legg Mason Funds Privacy and Security Notice, with important information about the reorganization of the Fund into a series of a Maryland statutory trust.

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Legg Mason Capital Management Special Investment Trust, Inc. 2011 Annual Report	1

Letter to our shareholders

Dear Shareholder,

We are pleased to provide the annual report of Legg Mason Capital Management Special Investment Trust, Inc. for the twelve-month reporting period ended October 31, 2011. Please read on for a detailed look at prevailing economic and market conditions during the Fund’s reporting period and to learn how those conditions have affected Fund performance.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.leggmason.com/individualinvestors. Here you can gain immediate access to market and investment information, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

Mark R. Fetting	R. Jay Gerken, CFA
Chairman	President

November 25, 2011

2	Legg Mason Capital Management Special Investment Trust, Inc. 2011 Annual Report

Fund overview

Q. What is the Fund’s investment strategy?

A. The Fund seeks capital appreciation. The Fund invests primarily in equity securities, and securities convertible into equity securities. While the Fund may invest a portion of its assets in companies of any size, we expect that, under normal circumstances, the Fund will invest the majority of its total assets in the securities of companies in the mid-cap market capitalization range or in “special situations,” at the time of purchase. Market capitalization is not a factor when determining whether companies are involved in special situations. We define special situations as companies undergoing unusual or possibly one-time developments that, in our opinion, make them attractive for investment. The Fund will not invest more than 20% of its total assets in securities of companies involved in actual or anticipated reorganizations or restructurings in connection with an actual or potential bankruptcy. We follow a value discipline in selecting securities and, therefore, seek to purchase securities at large discounts to our assessment of their intrinsic value.

The Fund may also invest in debt securities, including securities involved in special situations, as defined above. The Fund may invest up to 35% of its total assets in debt securities rated below investment grade (BBB/Baa) and unrated securities that we judge to be below investment grade.

Q. What were the overall market conditions during the Fund’s reporting period?

A. The second-half bull run of 2010 carried into this year and stocks opened 2011 with the strongest first quarter in more than a decade. However, a series of confidence shaking events, including natural disasters, political standoffs and economic setbacks, drove markets generally lower during the second half of the year until an impressive October rally. In mid-March, the tsunami in Japan weighed on equities due to uncertainty over the disaster’s impact on the world’s third-largest economy. U.S. equities recovered from this plunge but took a hit in April when Standard & Poor’s lowered the U.S. government’s credit outlook to “negative” due to large budget deficits and a politically polarized budget process. However, a strong earnings season carried stocks past this dip to post almost 3.0% in gains for the month. Equities posted increasing losses in each of the following five months over fears of a double-dip recession in the U.S. and a slowdown in global economic growth, escalating European sovereign debt problems, and a U.S. debt ceiling showdown. The U.S. Congress finally reached a deal with the Obama administration in August to raise the debt ceiling, but rating agency Standard & Poor’s still downgraded the U.S. government’s sovereign debt rating from AAA to AA+ with a negative outlook due to a loss of confidence in the government’s decision-making process. Volatility has increased since the summer as markets have become more short term-oriented and reactionary in the face of broad uncertainty surrounding the growing European sovereign debt problems. Greek, Italian and now French credit default swap spreads have blown out to reflect the potential spillover turbulence of a financial system collapse while Greece and Italy attempt to form new governments and address their fiscal problems. However, stocks jumped nearly 11% in October as a number of key investor concerns were eased. The most recent European Union summit actually managed to deliver what appeared to be a workable solution to avoid a devastating European scenario. The U.S. posted 2.5% real gross domestic product (“GDP”)i growth, helping alleviate concerns about a double-dip recession. In addition, a wave of central bank easing and new monetary policies promises prospects for continued growth.

Legg Mason Capital Management Special Investment Trust, Inc. 2011 Annual Report	3

Q. How did we respond to these changing market conditions?

A. Despite the market volatility stemming from shaky confidence in the U.S. government and the European banking system, we continue to focus on the attractive valuations available in the market. The Fund increased its exposure to stocks boasting high returns on capital and strong balance sheets at attractive valuations, increasing the upside of the portfolio in the case of a global recovery. We also reduced our underweights in the Consumer Discretionary and Industrials sectors, while increasing our exposure to certain Health Care companies as the sector is trading at historically low valuation multiples.

Performance review

For the twelve months ended October 31, 2011, Class C shares of Legg Mason Capital Management Special Investment Trust, Inc., excluding sales charges, returned -8.96%. The Fund’s unmanaged benchmark, the S&P MidCap 400 Indexii, returned 8.55% for the same period. The Lipper Mid-Cap Core Funds Category Average1 returned 5.87% over the same time frame.

Performance Snapshot as of October 31, 2011 (unaudited)
(excluding sales charges)	6 months	12 months
Legg Mason Capital Management Special Investment Trust, Inc.:
Class A	-21.79%	-8.21%
Class C	-22.10%	-8.96%
Class R	-21.96%	-8.59%
Class FI	-21.88%	-8.34%
Class I	-21.72%	-8.02%
S&P MidCap 400 Index	-11.93%	8.55%
Lipper Mid-Cap Core Funds Category Average[1]	-12.51%	5.87%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/individualinvestors.

All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply or the deduction of taxes that a shareholder would pay on Fund distributions. If sales charges were reflected, the performance quoted would be lower. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

Fund performance figures reflect expense reimbursements, without which the performance would have been lower.

Total Annual Operating Expenses (unaudited)

As of the Fund’s current prospectus dated February 28, 2011, the gross total annual operating expense ratios for Class A, Class C, Class R, Class FI and Class I shares were 1.07%, 1.86%, 1.45%, 1.14% and 0.81%, respectively.

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

[1]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the period ended October 31, 2011, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 328 funds for the six-month period and among the 314 funds for the twelve-month period in the Fund’s Lipper category, and excluding sales charges.

4	Legg Mason Capital Management Special Investment Trust, Inc. 2011 Annual Report

Fund overview (cont’d)

Q. What were the leading contributors to performance?

A. The portfolio’s top contributors over the past twelve months include Petrohawk Energy, Rackspace Hosting and Alkermes. Petrohawk gave the portfolio a lift following news that the oil and gas company reached an agreement to be acquired by Australian mineral exploration company BHP Billiton for $38.75 per share. The stock soared as the deal offered a 65% premium payout in cash to Petrohawk shareholders. Since its August 2008 initial public offering, Rackspace has become one of the dominant cloud-computing providers in the public markets, recently reporting 89% year-over-year revenue growth in this segment. Alkermes shares jumped in early May after the company announced the acquisition of Elan’s drug technology unit for $960 million in cash and stock. Management affirmed to investors that the transaction would be immediately accretive to cash earnings due to significant synergies.

On a sector basis, our overweight allocations in Consumer Staples and Health Care contributed positively to performance as these groups outperformed the benchmark. Our average weight in the Energy sector was in line with the benchmark, which also contributed to performance as the sector also outperformed the benchmark.

Q. What were the leading detractors from performance?

A. The Fund significantly underperformed the benchmark during the period. On a sector basis, the majority of underperformance came from overweight allocations to Financials and Telecommunication stocks, which both lagged the benchmark, along with underweight positions in Utilities and Consumer Discretionary names, which both outperformed the benchmark.

At the individual security level, a diversified group of names detracted from performance for a variety of reasons. The market considered Pandora to be a compelling growth story through early spring of this year; however, enthusiasm waned amid fears that the brand’s most popular product, charm bracelets, would turn out to be a fad. Shares fell sharply in August after a sizeable earnings miss, leading to the resignation of its CEO. Additionally, Pandora was considered a high-growth and high-return business, but management unexpectedly and sharply revised guidance to zero growth for 2011. Human Genome Sciences shares began to decline in May as investors feared a slow launch of the company’s featured lupus treatment, Benlysta. The stock has continued to drag after Benlysta sales missed consensus expectations and bears continue to doubt the drug will reach projected peak sales. Though it was a top contributor for the portfolio last year, United Continental Airlines dragged on performance over the past twelve months as rising oil prices, speculation of an AMR bankruptcy and overall market volatility weighed on the stock’s performance. Additionally, housing market stress and ratings agency uncertainty negatively impacted financial guarantors and mortgage insurers during the quarter, including Assured Guaranty and Genworth.

Q. Were there any significant changes to the Fund during the reporting period?

A. During the year, we added six positions to the portfolio on a net basis, increasing the total number of names from sixty-three to sixty-nine. The changes consisted of forty-nine new names in the portfolio and forty-three eliminations. The top ten positions represented 28% of the Fund’s weight as of October 31, 2011, down from 30% from a year ago.

We substantially increased our exposure to Industrials companies by initiating positions in Owens Corning, Stanley

Legg Mason Capital Management Special Investment Trust, Inc. 2011 Annual Report	5

Black & Decker, Navistar International, Aecom and Old Dominion Freight Line, while selling out of Snap-On and Copart. We also reduced our relative underweight in Consumer names and found compelling opportunities in Technology companies such as Adobe Systems, Spansion, Marvell Technology, F5 Networks, Acme Packet, and The Active Network. Meanwhile, we exited positions in Euronet Worldwide, ON Semiconductor, Paychex and PMC-Sierra in the Tech sector. In the Financials space, we initiated new positions in Fifth Third Bancorp, TD Ameritrade, Solar Capital, Hartford Financial, Radian Group and American Capital Agency, while selling out of Allied World Assurance, KeyCorp, People’s United

Financial, PrivateBancorp, Capital One, Penson Worldwide and Western Alliance Bancorp.

In addition, we sold top contributors Petrohawk and Alkermes, both of which had appreciated close to our estimates of fair value. We also sold Pandora as the business model was no longer consistent with our investment case and we believe the company could struggle with its brand and pricing power.

Finally, we were pleased to announce that Albert Grosman joined the Special Investment Trust team, effective October 1, 2011. Albert now serves as co-portfolio manager with Sam Peters, who has managed the Fund since 2005. Albert joined Legg Mason Capital Management in 2007 and has more than fifteen years of investment experience. He holds a B.B.A. in Business Administration from Emory University and an M.B.A. from Columbia Business School.

Thank you for your investment in Legg Mason Capital Management Special Investment Trust, Inc. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Legg Mason Capital Management, LLC

November 15, 2011

RISKS: Equity securities are subject to price fluctuation and possible loss of principal. Small- and mid-cap stocks involve greater risks and volatility than large-cap stocks. The managers’ investment style may become out of favor and/or the managers’ selection process may prove incorrect, which may have a negative impact on the Fund’s performance. The value approach to investing involves the risk that those stocks deemed to be undervalued by the portfolio managers may remain undervalued. The Fund may invest in high-yield bonds, which possess greater price volatility, illiquidity and possibility of default. International investments are subject to special risks including currency fluctuations and social, economic and political uncertainties, which could increase volatility. These risks are magnified in emerging markets. Please see the Fund’s prospectus for a more complete discussion of these and other risks, and the Fund’s investment strategies.

Portfolio holdings and breakdowns are as of October 31, 2011 and are subject to change and may not be representative of the portfolio managers’ current or future investments. The Fund’s top ten holdings (as a percentage of net assets) as of this date were: KKR Financial Holdings LLC (3.7%), Assured Guaranty Ltd. (3.6%), eBay Inc. (3.2%), United Continental Holdings Inc. (2.9%), Integrated Device Technology Inc. (2.8%), Gen-Probe Inc. (2.5%), Marvell Technology Group Ltd. (2.4%), Energizer Holdings Inc. (2.3%), Fifth Third Bancorp (2.3%) and F5 Networks Inc. (2.1%). Please refer to pages 13 through 16 for a list and percentage breakdown of the Fund’s holdings.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. The Fund’s top five sector holdings (as a percentage of net

6	Legg Mason Capital Management Special Investment Trust, Inc. 2011 Annual Report

Fund overview (cont’d)

assets) as of October 31, 2011 were: Financials (28.1%), Information Technology (21.6%), Industrials (13.0%), Health Care (12.6%) and Consumer Discretionary (11.4%). The Fund’s portfolio composition is subject to change at any time.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii	The S&P MidCap 400 Index is a market value weighted index which consists of 400 domestic stocks chosen for market size, liquidity and industry group representation.

Legg Mason Capital Management Special Investment Trust, Inc. 2011 Annual Report	7

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†	The bar graph above represents the composition of the Fund’s investments as of October 31, 2011 and October 31, 2010. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.

8	Legg Mason Capital Management Special Investment Trust, Inc. 2011 Annual Report

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; service and/or distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on May 1, 2011 and held for the six months ended October 31, 2011.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on actual total return[1]						Based on hypothetical total return[1]
	Actual Total Return Without Sales Charges[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]		Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]
Class A	-21.79%	$1,000.00	$782.10	1.05%	$4.72	Class A	5.00%	$1,000.00	$1,019.91	1.05%	$5.35
Class C	-22.10	1,000.00	779.00	1.86	8.34	Class C	5.00	1,000.00	1,015.83	1.86	9.45
Class R	-21.96	1,000.00	780.40	1.47	6.60	Class R	5.00	1,000.00	1,017.79	1.47	7.48
Class FI	-21.88	1,000.00	781.20	1.20	5.39	Class FI	5.00	1,000.00	1,019.16	1.20	6.11
Class I	-21.72	1,000.00	782.80	0.81	3.64	Class I	5.00	1,000.00	1,021.12	0.81	4.13

[1]	For the six months ended October 31, 2011.

[2]

Assumes the reinvestment of all distributions, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charges (“CDSC”) with respect to Class C shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect compensating balance arrangements and/or expense reimbursements. In the absence of compensating balance arrangements and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Expenses (net of compensating balance arrangements and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), then divided by 365.

Legg Mason Capital Management Special Investment Trust, Inc. 2011 Annual Report	9

Fund performance (unaudited)

Average annual total returns
Without sales charges[1]	Class A	Class C	Class R	Class FI	Class I
Twelve Months Ended 10/31/11	-8.21%	-8.96%	-8.59%	-8.34%	-8.02%
Five Years Ended 10/31/11	N/A	-3.64	N/A	-3.00	-2.63
Ten Years Ended 10/31/11	N/A	6.12	N/A	N/A	7.24
Inception* through 10/31/11	24.86	9.83	-4.48	1.70	10.12

With sales charges[2]	Class A	Class C	Class R	Class FI	Class I
Twelve Months Ended 10/31/11	-13.48%	-9.87%	-8.59%	-8.34%	-8.02%
Five Years Ended 10/31/11	N/A	-3.64	N/A	-3.00	-2.63
Ten Years Ended 10/31/11	N/A	6.12	N/A	N/A	7.24
Inception* through 10/31/11	22.18	9.83	-4.48	1.70	10.12

Cumulative total returns
Without sales charges[1]
Class A (Inception date of 2/3/09 through 10/31/11)	83.83%
Class C (10/31/01 through 10/31/11)	81.13
Class R (Inception date of 12/28/06 through 10/31/11)	-19.89
Class FI (Inception date of 7/30/04 through 10/31/11)	13.01
Class I (10/31/01 through 10/31/11)	101.11

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements and/or expense reimbursements. In the absence of compensating balance arrangements and/or expense reimbursements, the total return would have been lower.

[1]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charges (“CDSC”) with respect to Class C shares. On February 1, 2009, Class C shares began to charge a CDSC for shares bought by investors on and after that date and redeemed within one year of purchase.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value. In addition, Class A shares reflect the deduction of the maximum initial sales charge of 5.75%. Class C shares reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within one year from purchase payment.

*	Inception dates for Class A, Class C, Class R, Class FI and Class I shares are February 3, 2009, December 30, 1985, December 28, 2006, July 30, 2004 and December 1, 1994, respectively.

10	Legg Mason Capital Management Special Investment Trust, Inc. 2011 Annual Report

Fund performance (unaudited) (cont’d)

Historical performance

Value of $10,000 invested in

Class A Shares of Legg Mason Capital Management Special Investment Trust, Inc. vs. S&P MidCap 400 Index† —

February 3, 2009 - October 2011

Value of $10,000 invested in

Class C Shares of Legg Mason Capital Management Special Investment Trust, Inc. vs. S&P MidCap 400 Index† —

October 2001 - October 2011

Legg Mason Capital Management Special Investment Trust, Inc. 2011 Annual Report	11

Value of $1,000,000 invested in

Class R Shares of Legg Mason Capital Management Special Investment Trust, Inc. vs. S&P MidCap 400 Index† —

December 28, 2006 - October 2011

Value of $1,000,000 invested in

Class FI Shares of Legg Mason Capital Management Special Investment Trust, Inc. vs. S&P MidCap 400 Index† —

July 30, 2004 - October 2011

12	Legg Mason Capital Management Special Investment Trust, Inc. 2011 Annual Report

Fund performance (unaudited) (cont’d)

Value of $1,000,000 invested in

Class I Shares of Legg Mason Capital Management Special Investment Trust, Inc. vs. S&P MidCap 400 Index† —

October 2001 - October 2011

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect expense reimbursements. In the absence of expense reimbursements, the total return would have been lower.

†	Hypothetical illustration of $10,000 invested in Class A and C shares and $1,000,000 invested in Class R, FI and I shares of Legg Mason Capital Management Special Investment Trust, Inc. on February 3, 2009 (commencement of operations), October 31, 2001, December 28, 2006 (commencement of operations), July 30, 2004 (commencement of operations) and October 31, 2001, respectively, assuming the deduction of the maximum initial sales charge of 5.75% at the time of investment for Class A shares and the reinvestment of all distributions, including returns of capital, if any, at net asset value through October 31, 2011. The hypothetical illustration also assumes a $10,000 or $1,000,000 investment, as applicable, in the S&P MidCap 400 Index. The S&P MidCap 400 Index is a market value weighted index which consists of 400 domestic stocks chosen for market size, liquidity and industry group representation. The Index is unmanaged and is not subject to the same management and trading expenses as a mutual fund. Please note that an investor cannot invest directly in an index.

Legg Mason Capital Management Special Investment Trust, Inc. 2011 Annual Report	13

Schedule of investments

October 31, 2011

Legg Mason Capital Management Special Investment Trust, Inc.

Security	Shares	Value
Common Stocks — 98.6%
Consumer Discretionary — 11.4%
Auto Components — 1.0%
Autoliv Inc.	140,000	$8,087,800
Diversified Consumer Services — 1.7%
Career Education Corp.	890,000	14,355,700	*
Hotels, Restaurants & Leisure — 2.3%
Bwin.Party Digital Entertainment PLC	4,959,300	8,685,986	(a)
PF Chang’s China Bistro Inc.	320,000	9,952,000
Total Hotels, Restaurants & Leisure		18,637,986
Household Durables — 4.0%
Lennar Corp., Class A Shares	1,050,000	17,367,000
Stanley Black & Decker Inc.	250,000	15,962,500
Total Household Durables		33,329,500
Internet & Catalog Retail — 1.4%
Expedia Inc.	446,400	11,722,464
Multiline Retail — 1.0%
Big Lots Inc.	220,000	8,291,800	*
Total Consumer Discretionary		94,425,250
Consumer Staples — 4.2%
Food & Staples Retailing — 1.9%
Safeway Inc.	790,000	15,302,300
Household Products — 2.3%
Energizer Holdings Inc.	260,000	19,185,400	*
Total Consumer Staples		34,487,700
Energy — 5.8%
Oil, Gas & Consumable Fuels — 5.8%
CONSOL Energy Inc.	396,800	16,967,168
EXCO Resources Inc.	694,300	8,755,123
QEP Resources Inc.	372,000	13,224,600
Whiting Petroleum Corp.	198,400	9,235,520	*
Total Energy		48,182,411
Financials — 28.1%
Capital Markets — 5.5%
Fortress Investment Group LLC, Class A Shares	4,165,800	14,871,906	*
Solar Capital Ltd.	650,000	14,430,000
TD Ameritrade Holding Corp.	950,000	15,941,000
Total Capital Markets		45,242,906

See Notes to Financial Statements.

14	Legg Mason Capital Management Special Investment Trust, Inc. 2011 Annual Report

Schedule of investments (cont’d)

October 31, 2011

Legg Mason Capital Management Special Investment Trust, Inc.

Security	Shares	Value
Commercial Banks — 5.6%
Fifth Third Bancorp	1,550,000	$18,615,500
First Interstate BancSystem Inc., Class A Shares	942,300	11,910,672	(b)
First Southern Bancorp Inc., Class B Shares, Series C Cnv Pfd	263,250	3,877,672	*(a)(c)
Synovus Financial Corp.	7,934,800	11,902,200
Total Commercial Banks		46,306,044
Diversified Financial Services — 3.7%
KKR Financial Holdings LLC	3,700,000	30,895,000
Insurance — 9.4%
Assured Guaranty Ltd.	2,350,000	29,939,000
Genworth Financial Inc., Class A Shares	2,380,500	15,187,590	*
Hartford Financial Services Group Inc.	740,000	14,245,000
Syncora Holdings Ltd.	4,167,841	1,292,031	*(b)
XL Group PLC	790,000	17,174,600
Total Insurance		77,838,221
Real Estate Investment Trusts (REITs) — 3.2%
American Capital Agency Corp.	396,800	10,915,968
Pennymac Mortgage Investment Trust	890,000	15,219,000
Total Real Estate Investment Trusts (REITs)		26,134,968
Thrifts & Mortgage Finance — 0.7%
Radian Group Inc.	2,479,700	5,827,295
Total Financials		232,244,434
Health Care — 12.0%
Biotechnology — 1.1%
Human Genome Sciences Inc.	892,700	9,159,102	*
Health Care Equipment & Supplies — 4.1%
Boston Scientific Corp.	2,300,000	13,547,000	*
Gen-Probe Inc.	340,000	20,434,000	*
Total Health Care Equipment & Supplies		33,981,000
Health Care Providers & Services — 1.6%
WellPoint Inc.	190,000	13,091,000
Health Care Technology — 0.6%
MedAssets Inc.	425,000	4,530,500	*
Pharmaceuticals — 4.6%
BG Medicine Inc.	59,412	290,524	(a)(b)(d)
BG Medicine Inc.	1,728,697	8,453,328	*(b)
Forest Laboratories Inc.	400,000	12,520,000	*
Medicis Pharmaceutical Corp., Class A Shares	297,600	11,395,104

See Notes to Financial Statements.

Legg Mason Capital Management Special Investment Trust, Inc. 2011 Annual Report	15

Legg Mason Capital Management Special Investment Trust, Inc.

Security	Shares	Value
Pharmaceuticals — continued
Nektar Therapeutics	991,900	$5,376,098	*
Total Pharmaceuticals		38,035,054
Total Health Care		98,796,656
Industrials — 13.0%
Airlines — 2.9%
United Continental Holdings Inc.	1,250,000	24,150,000	*
Building Products — 3.4%
Masco Corp.	1,600,000	15,360,000
Owens Corning Inc.	446,400	12,668,832	*
Total Building Products		28,028,832
Construction & Engineering — 1.1%
Aecom Technology Corp.	446,400	9,338,688	*
Electrical Equipment — 1.2%
Babcock & Wilcox Co.	446,400	9,816,336	*
Machinery — 1.4%
Navistar International Corp.	275,000	11,569,250	*
Road & Rail — 1.1%
Old Dominion Freight Line Inc.	240,000	8,776,800	*
Trading Companies & Distributors — 1.9%
Aircastle Ltd.	1,280,000	15,526,400
Total Industrials		107,206,306
Information Technology — 21.6%
Communications Equipment — 2.9%
Acme Packet Inc.	170,000	6,155,700	*
F5 Networks Inc.	170,000	17,671,500	*
Total Communications Equipment		23,827,200
Internet Software & Services — 5.6%
Active Network Inc.	347,200	4,666,368	*
eBay Inc.	840,000	26,737,200	*
Rackspace Hosting Inc.	370,000	15,314,300	*
Total Internet Software & Services		46,717,868
Semiconductors & Semiconductor Equipment — 7.6%
Integrated Device Technology Inc.	3,800,000	23,104,000	*
Marvell Technology Group Ltd.	1,400,000	19,586,000	*
Micron Technology Inc.	1,800,000	10,062,000	*
Spansion Inc.	940,000	9,672,600	*
Total Semiconductors & Semiconductor Equipment		62,424,600
Software — 5.5%
Adobe Systems Inc.	595,200	17,504,832	*

See Notes to Financial Statements.

16	Legg Mason Capital Management Special Investment Trust, Inc. 2011 Annual Report

Schedule of investments (cont’d)

October 31, 2011

Legg Mason Capital Management Special Investment Trust, Inc.

Security		Shares	Value
Software — continued
MICROS Systems Inc.		225,000	$11,074,500	*
Red Hat Inc.		345,000	17,129,250	*
Total Software			45,708,582
Total Information Technology			178,678,250
Telecommunication Services — 0.9%
Wireless Telecommunication Services — 0.9%
NII Holdings Inc.		297,600	7,002,528	*
Utilities — 1.6%
Independent Power Producers & Energy Traders — 1.6%
Calpine Corp.		892,700	13,542,259	*
Total Common Stocks (Cost — $761,978,713)			814,565,794
Preferred Stocks — 0.6%
Financials — 0.0%
Commercial Banks — 0.0%
First Southern Bancorp Inc.		450	314,145	(a)(c)
Health Care — 0.6%
Health Care Equipment & Supplies — 0.6%
Super Dimension Ltd., Series D-1		256,650	2,463,840	(a)(c)(d)
Super Dimension Ltd., Series D-2		209,986	2,015,866	(a)(c)(d)
Super Dimension Ltd., Series E-1		10,375	222,336	(a)(c)(d)
Super Dimension Ltd., Series E-2		8,489	181,919	(a)(c)(d)
Total Health Care			4,883,961
Total Preferred Stocks (Cost — $10,854,265)			5,198,106

	Expiration Date	Warrants
Warrants — 0.0%
Super Dimension Ltd., Series E-1	6/29/20	2,594	0	*(a)(c)(d)(e)
Super Dimension Ltd., Series E-2	6/29/20	2,122	0	*(a)(c)(d)(e)
Total Warrants (Cost — $0)			0
Total Investments — 99.2% (Cost — $772,832,978#)			819,763,900
Other Assets in Excess of Liabilities — 0.8%			6,282,073
Total Net Assets — 100.0%			$826,045,973

*	Non-income producing security.

(a)	Security is valued in good faith in accordance with procedures approved by the Board of Directors (See Note 1).

(b)

In this instance, as defined in the Investment Company Act of 1940, an “Affiliated Company” represents Fund ownership of at least 5% of the outstanding voting securities of an issuer. At October 31, 2011, the total market value of Affiliated Companies was $21,946,555, and the cost was $40,061,422.

(c)	Illiquid security.

(d)	Restricted Security.

(e)	Value is less than $1.

#	Aggregate cost for federal income tax purposes is $807,498,929.

See Notes to Financial Statements.

Legg Mason Capital Management Special Investment Trust, Inc. 2011 Annual Report	17

Statement of assets and liabilities

October 31, 2011

Assets:
Investments in unaffiliated securities, at value (Cost — $732,771,556)	$797,817,345
Investments in affiliated securities, at value (Cost — $40,061,422)	21,946,555
Cash	2,093,136
Receivable for securities sold	9,963,335
Receivable for Fund shares sold	259,911
Dividends receivable	231,319
Prepaid expenses	62,948
Other assets	10,303
Total Assets	832,384,852

Liabilities:
Payable for Fund shares repurchased	3,762,357
Payable for securities purchased	684,679
Service and/or distribution fees payable	573,781
Investment management fee payable	461,691
Accrued expenses	856,371
Total Liabilities	6,338,879
Total Net Assets	$826,045,973

Net Assets:
Par value (Note 7)	$29,908
Paid-in capital in excess of par value	924,505,569
Accumulated net investment loss	(1,110,816)
Accumulated net realized loss on investments and foreign currency transactions	(144,309,691)
Net unrealized appreciation on investments and foreign currencies	46,931,003
Total Net Assets	$826,045,973

Shares Outstanding:
Class A	1,471,323
Class C	25,411,903
Class R	272,358
Class FI	279,827
Class I	2,473,086

Net Asset Value:
Class A (and redemption price)	$27.28
Class C*	$26.72
Class R (and redemption price)	$34.15
Class FI (and redemption price)	$34.61
Class I (and redemption price)	$35.57
Maximum Public Offering Price Per Share:
Class A (based on maximum initial sales charge of 5.75%)	$28.94

*	Redemption price per share is NAV of Class C shares reduced by a 1.00% CDSC if shares are redeemed within one year from purchase payment (See Note 2).

See Notes to Financial Statements.

18	Legg Mason Capital Management Special Investment Trust, Inc. 2011 Annual Report

Statement of operations

For the Year Ended October 31, 2011

Investment Income:
Dividends from unaffiliated investments	$13,048,726
Dividends from affiliated investments	472,532
Interest	3,288
Less: Foreign taxes withheld	(98,549)
Total Investment Income	13,425,997

Expenses:
Service and/or distribution fees (Notes 2 and 5)	9,163,274
Investment management fee (Note 2)	7,929,975
Transfer agent fees (Note 5)	1,217,251
Legal fees	133,063
Fund accounting fees	124,877
Directors’ fees	107,007
Shareholder reports	43,569
Audit and tax	38,764
Registration fees	38,209
Custody fees	8,569
Insurance	3,389
Miscellaneous expenses	53,928
Total Expenses	18,861,875
Less: Expense reimbursements (Notes 2 and 5)	(145,772)
Net Expenses	18,716,103
Net Investment Loss	(5,290,106)

Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions (Notes 1 and 3):
Net Realized Gain (Loss) From:
Investment transactions in unaffiliated securities	167,352,015
Investment transactions in affiliated securities	(87,207)
Foreign currency transactions	(71,396)
Net Realized Gain	167,193,412
Change in Net Unrealized Appreciation (Depreciation) From:
Unaffiliated investments	(227,727,925)
Affiliated investments	457,967
Foreign currencies	(215)
Change in Net Unrealized Appreciation (Depreciation)	(227,270,173)
Net Loss on Investments and Foreign Currency Transactions	(60,076,761)
Decrease in Net Assets from Operations	$(65,366,867)

See Notes to Financial Statements.

Legg Mason Capital Management Special Investment Trust, Inc. 2011 Annual Report	19

Statements of changes in net assets

For the Years Ended October 31,	2011	2010

Operations:
Net investment loss	$(5,290,106)	$(10,456,638)
Net realized gain	167,193,412	177,533,374
Change in net unrealized appreciation (depreciation)	(227,270,173)	112,678,222
Increase (Decrease) in Net Assets From Operations	(65,366,867)	279,754,958

Distributions to Shareholders From (Notes 1 and 6):
Net investment income	—	(220,160)
Decrease in Net Assets From Distributions to Shareholders	—	(220,160)

Fund Share Transactions (Note 7):
Net proceeds from sale of shares	65,280,960	80,999,668
Reinvestment of distributions	—	210,150
Cost of shares repurchased	(387,191,158)	(280,999,850)
Decrease in Net Assets From Fund Share Transactions	(321,910,198)	(199,790,032)
Increase (Decrease) in Net Assets	(387,277,065)	79,744,766

Net Assets:
Beginning of year	1,213,323,038	1,133,578,272
End of year*	$826,045,973	$1,213,323,038
* Includes accumulated net investment loss and overdistributed net investment income, respectively, of:	$(1,110,816)	$(538,258)

See Notes to Financial Statements.

20	Legg Mason Capital Management Special Investment Trust, Inc. 2011 Annual Report

Financial highlights

For a share of each class of capital stock outstanding throughout each year ended October 31, unless otherwise noted:
Class A Shares[1]	2011	2010	2009[2]	2009[3]

Net asset value, beginning of year	$29.72	$23.45	$14.53	$14.84

Income (loss) from operations:
Net investment income (loss)	0.04	(0.07)	0.04	0.01
Net realized and unrealized gain (loss)	(2.48)	6.34	8.88	(0.32)
Total income (loss) from operations	(2.44)	6.27	8.92	(0.31)

Net asset value, end of year	$27.28	$29.72	$23.45	$14.53
Total return[4]	(8.21)%	26.74%	61.39%	(2.09)%

Net assets, end of year (000s)	$40,134	$46,569	$38,171	$24,329

Ratios to average net assets:
Gross expenses	1.06%	1.07%	1.03%[5]	1.14%[5]
Net expenses[6,7]	1.05	1.05	1.03 [5]	1.13 [5]
Net investment income (loss)	0.14	(0.25)	0.32 [5]	0.43 [5]

Portfolio turnover rate	57%	46%	42%	78%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period April 1, 2009 through October 31, 2009.

[3]	For the period February 3, 2009 (inception date) to March 31, 2009.

[4]

Performance figures, exclusive of sales charges, may reflect compensating balance arrangements and/or expense reimbursements. In the absence of compensating balance arrangements and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[5]	Annualized.

[6]	Reflects expense reimbursements.

[7]	The impact of compensating balance arrangements, if any, was less than 0.01%.

See Notes to Financial Statements.

Legg Mason Capital Management Special Investment Trust, Inc. 2011 Annual Report	21

For a share of each class of capital stock outstanding throughout each year ended October 31, unless otherwise noted:
Class C Shares[1,2]	2011	2010	2009[3]	2009[4]	2008[4]	2007[4]

Net asset value, beginning of year	$29.35	$23.34	$14.52	$25.03	$40.81	$47.78

Income (loss) from operations:
Net investment loss	(0.21)	(0.29)	(0.05)	(0.02)	(0.37)	(0.54)
Net realized and unrealized gain (loss)	(2.42)	6.30	8.87	(10.49)	(10.18)	2.25
Total income (loss) from operations	(2.63)	6.01	8.82	(10.51)	(10.55)	1.71

Less distributions from:
Net realized gains	—	—	—	—	(5.23)	(8.68)
Total distributions	—	—	—	—	(5.23)	(8.68)

Net asset value, end of year	$26.72	$29.35	$23.34	$14.52	$25.03	$40.81
Total return[5]	(8.96)%	25.75%	60.74%	(41.99)%	(29.38)%	5.49%

Net assets, end of year (000s)	$678,950	$955,414	$904,106	$611,440	$1,735,036	$3,372,771

Ratios to average net assets:
Gross expenses	1.86%	1.86%	1.78%[6]	1.82%	1.77%	1.78%
Net expenses[7,8]	1.85	1.85	1.77 [6]	1.81	1.76	1.77
Net investment loss	(0.67)	(1.04)	(0.41) [6]	(0.09)	(1.00)	(1.31)

Portfolio turnover rate	57%	46%	42%	78%	51%	36%

[1]	On February 1, 2009, Primary Class shares were renamed as Class C shares.

[2]	Per share amounts have been calculated using the average shares method.

[3]	For the period April 1, 2009 through October 31, 2009.

[4]	For the year ended March 31.

[5]

Performance figures, exclusive of CDSCs, may reflect compensating balance arrangements and/or expense reimbursements. In the absence of compensating balance arrangements and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[6]	Annualized.

[7]	Reflects expense reimbursements.

[8]	The impact of compensating balance arrangements, if any, was less than 0.01%.

See Notes to Financial Statements.

22	Legg Mason Capital Management Special Investment Trust, Inc. 2011 Annual Report

Financial highlights (cont’d)

For a share of each class of capital stock outstanding throughout each year ended October 31, unless otherwise noted:
Class R Shares[1]	2011	2010	2009[2]	2009[3]	2008[3]	2007[4]

Net asset value, beginning of year	$37.36	$29.59	$18.38	$31.57	$49.86	$47.76

Income (loss) from operations:
Net investment income (loss)	(0.10)	(0.22)	(0.01)	0.08	(0.12)	(0.10)
Net realized and unrealized gain (loss)	(3.11)	7.99	11.22	(13.27)	(12.94)	2.20
Total income (loss) from operations	(3.21)	7.77	11.21	(13.19)	(13.06)	2.10

Less distributions from:
Net realized gains	—	—	—	—	(5.23)	—
Total distributions	—	—	—	—	(5.23)	—

Net asset value, end of year	$34.15	$37.36	$29.59	$18.38	$31.57	$49.86
Total return[5]	(8.59)%	26.26%	60.99%	(41.78)%	(29.07)%	4.40%

Net assets, end of year (000s)	$9,301	$13,320	$14,016	$9,242	$17,296	$520

Ratios to average net assets:
Gross expenses	1.44%	1.45%	1.41%[6]	1.47%	1.36%	10.37%[6]
Net expenses[7,8]	1.43	1.44	1.41 [6]	1.46	1.35	1.22 [6]
Net investment income (loss)	(0.25)	(0.63)	(0.07) [6]	0.29	(0.29)	(0.91) [6]

Portfolio turnover rate	57%	46%	42%	78%	51%	36%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period April 1, 2009 through October 31, 2009.

[3]	For the year ended March 31.

[4]	For the period December 28, 2006 (inception date) to March 31, 2007.

[5]

Performance figures may reflect compensating balance arrangements and/or expense reimbursements. In the absence of compensating balance arrangements and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[6]	Annualized.

[7]	Reflects expense reimbursements.

[8]	The impact of compensating balance arrangements, if any, was less than 0.01%.

See Notes to Financial Statements.

Legg Mason Capital Management Special Investment Trust, Inc. 2011 Annual Report	23

For a share of each class of capital stock outstanding throughout each year ended October 31, unless otherwise noted:
Class FI Shares[1,2]	2011	2010	2009[3]	2009[4]	2008[4]	2007[4]

Net asset value, beginning of year	$37.75	$29.82	$18.49	$31.68	$49.88	$55.99

Income (loss) from operations:
Net investment income (loss)	0.00 [5]	(0.11)	0.03	0.14	(0.13)	(0.27)
Net realized and unrealized gain (loss)	(3.14)	8.04	11.30	(13.33)	(12.84)	2.84
Total income (loss) from operations	(3.14)	7.93	11.33	(13.19)	(12.97)	2.57

Less distributions from:
Net realized gains	—	—	—	—	(5.23)	(8.68)
Total distributions	—	—	—	—	(5.23)	(8.68)

Net asset value, end of year	$34.61	$37.75	$29.82	$18.49	$31.68	$49.88
Total return[6]	(8.34)%	26.59%	61.28%	(41.63)%	(28.87)%	6.28%

Net assets, end of year (000s)	$9,684	$13,231	$11,746	$7,193	$25,924	$64,892

Ratios to average net assets:
Gross expenses	1.18%	1.14%	1.18%[7]	1.21%	1.04%	1.01%
Net expenses[8,9]	1.17	1.12	1.17 [7]	1.20	1.03	1.00
Net investment income (loss)	0.01	(0.32)	0.18 [7]	0.49	(0.28)	(0.54)

Portfolio turnover rate	57%	46%	42%	78%	51%	36%

[1]	On October 5, 2009, Financial Intermediary shares were renamed as Class FI shares.

[2]	Per share amounts have been calculated using the average shares method.

[3]	For period April 1, 2009 through October 31, 2009.

[4]	For the year ended March 31.

[5]	Amount represents less than $0.01 per share.

[6]

Performance figures may reflect compensating balance arrangements and/or expense reimbursements. In the absence of compensating balance arrangements and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[7]	Annualized.

[8]	Reflects expense reimbursements.

[9]	The impact of compensating balance arrangements, if any, was less than 0.01%.

See Notes to Financial Statements.

24	Legg Mason Capital Management Special Investment Trust, Inc. 2011 Annual Report

Financial highlights (cont’d)

For a share of each class of capital stock outstanding throughout each year ended October 31, unless otherwise noted:
Class I Shares[1,2]	2011	2010	2009[3]	2009[4]	2008[4]	2007[4]

Net asset value, beginning of year	$38.67	$30.47	$18.84	$32.13	$50.35	$56.29

Income (loss) from operations:
Net investment income (loss)	0.15	0.00 [5]	0.10	0.27	0.03	(0.13)
Net realized and unrealized gain (loss)	(3.25)	8.24	11.53	(13.56)	(13.02)	2.87
Total income (loss) from operations	(3.10)	8.24	11.63	(13.29)	(12.99)	2.74

Less distributions from:
Net investment income	—	(0.04)	—	—	—	—
Net realized gains	—	—	—	—	(5.23)	(8.68)
Total distributions	—	(0.04)	—	—	(5.23)	(8.68)

Net asset value, end of year	$35.57	$38.67	$30.47	$18.84	$32.13	$50.35
Total return[6]	(8.02)%	27.07%	61.73%	(41.36)%	(28.62)%	6.58%

Net assets, end of year (000s)	$87,977	$184,789	$165,539	$93,250	$199,864	$292,204

Ratios to average net assets:
Gross expenses	0.80%	0.81%	0.74%[7]	0.79%	0.72%	0.73%
Net expenses[8,9]	0.79	0.79	0.73 [7]	0.78	0.72	0.72
Net investment income (loss)	0.37	0.01	0.60 [7]	0.98	0.07	(0.27)

Portfolio turnover rate	57%	46%	42%	78%	51%	36%

[1]	On October 5, 2009, Institutional Class shares were renamed as Class I shares.

[2]	Per share amounts have been calculated using the average shares method.

[3]	For the period April 1, 2009 through October 31, 2009.

[4]	For the year ended March 31.

[5]	Amount represents less than $0.01 per share.

[6]

Performance figures may reflect compensating balance arrangements and/or expense reimbursements. In the absence of compensating balance arrangements and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[7]	Annualized.

[8]	Reflects expense reimbursements.

[9]	The impact of compensating balance arrangements, if any, was less than 0.01%.

See Notes to Financial Statements.

Legg Mason Capital Management Special Investment Trust, Inc. 2011 Annual Report	25

Notes to financial statements

1. Organization and significant accounting policies

Legg Mason Capital Management Special Investment Trust, Inc. (the “Fund”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end, diversified investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. The valuations for fixed income securities and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of fair valuation techniques and methodologies. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Directors.

The Fund has adopted Financial Accounting Standards Board Codification Topic 820 (“ASC Topic 820”). ASC Topic 820 establishes a single definition of fair value, creates a three-tier hierarchy as a framework for measuring fair value based on inputs used to value the Fund’s investments, and requires additional disclosure about fair value. The hierarchy of inputs is summarized below.

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

26	Legg Mason Capital Management Special Investment Trust, Inc. 2011 Annual Report

Notes to financial statements (cont’d)

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

The following is a summary of the inputs used in valuing the Fund’s assets carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)		Total
Long-term investments†:
Common stocks:
Consumer discretionary	$85,739,264	$8,685,986	—		$94,425,250
Financials	228,366,762	—	$3,877,672		232,244,434
Health care	98,506,132	290,524	—		98,796,656
Other common stock	389,099,454	—			389,099,454
Preferred stocks	—	—	5,198,106		5,198,106
Warrants	—	—	0	*	0	*
Total investments	$801,711,612	$8,976,510	$9,075,778		$819,763,900

†	See Schedule of Investments for additional detailed categorizations.

*	Value is less than $1.

For the year ended October 31, 2011, as a result of the fair value pricing procedures for international equities utilized by the Fund, certain securities have transferred in and out of Level 1 and Level 2 measurements during the period.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

Investments in Securities	Common Stocks	Preferred Stocks	Convertible Bonds & Notes	Warrants		Total
Balance as of October 31, 2010	$5,554,575	$13,356,609	$500,000	$0	*	$19,411,184
Accrued premiums/discounts	—	—	—	—		—
Realized gain (loss)	—	—	—	—		—
Change in unrealized appreciation (depreciation)[1]	(1,676,903)	1,437,245	—	0	*	(239,658)
Net purchases (sales)	—	(9,595,748)	(500,000)	0	*	(10,095,748)
Transfers into Level 3	—	—	—	—		—
Transfers out of Level 3	—	—	—	—		—
Balance as of October 31, 2011	$3,877,672	$5,198,106	—	$0	*	$9,075,778
Net change in unrealized appreciation (depreciation) for investments in securities still held at October 31, 2011[1]	$(1,676,903)	$(485,832)	—	—		$(2,162,735)

The Fund’s policy is to recognize transfers between levels as of the end of the reporting period.

*	Value is less than $1.

Legg Mason Capital Management Special Investment Trust, Inc. 2011 Annual Report	27
[1]

This amount is included in the change in net unrealized appreciation (depreciation) in the accompanying Statement of Operations. Change in unrealized appreciation (depreciation) includes net unrealized appreciation (depreciation) resulting from changes in investment values during the reporting period and the reversal of previously recorded unrealized appreciation (depreciation) when gains or losses are realized.

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

28	Legg Mason Capital Management Special Investment Trust, Inc. 2011 Annual Report

Notes to financial statements (cont’d)

(d) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(e) Redemptions in-kind. The Fund under certain conditions may redeem its shares in-kind by distributing portfolio securities rather than making cash payment. Gains and losses realized on redemption in-kind transactions are not recognized for tax purposes, and are reclassified from undistributed realized gain (loss) to paid in-capital. During the year ended October 31, 2011, the Fund realized $764,292 of net gain on $6,048,450 redemption in-kind transactions, which will not be recognized for tax purposes.

(f) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(g) Distributions to shareholders. Distributions from net investment income and distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(h) REIT distributions. The character of distributions received from Real Estate Investment Trusts (“REITs”) held by the Fund is generally comprised of net investment income, capital gains, and return of capital. It is the policy of the Fund to estimate the character of distributions received from underlying REITs based on historical data provided by the REITs. After each calendar year end, REITs report the actual tax character of these distributions. Differences between the estimated and actual amounts reported by the REITs are reflected in the Fund’s records in the year in which they are reported by the REITs by adjusting related investment cost basis, capital gains and income, as necessary.

(i) Share class accounting. Investment income, common expenses and realized/unrealized gains (losses) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that share class.

Legg Mason Capital Management Special Investment Trust, Inc. 2011 Annual Report	29

(j) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

(k) Commission recapture. The Fund has entered into an agreement with State Street Bank, its custodian, whereby a portion of commissions paid on investment transactions may be rebated to the Fund. Such payments are included with realized gain/(loss) on investment transactions. During the year ended October 31, 2011, the Fund did not receive any commission rebates.

(l) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of October 31, 2011, no provision for income tax would be required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by Internal Revenue Service and state departments of revenue.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(m) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. During the current year, the following reclassifications have been made:

	Accumulated Net Investment Loss	Accumulated Net Realized Loss	Paid-in Capital
(a)	—	$(384,758)	$384,758
(b)	$4,717,548	(4,717,548)	—

(a)	Reclassifications are primarily due to book/tax differences in the treatment of an in-kind distribution of securities.

(b)

Reclassifications are primarily due to foreign currency transactions treated as ordinary income for tax purposes, book/tax differences in the treatment of passive foreign investment companies and book/tax differences in the treatment of limited partnership investments.

2. Investment advisory and management agreement and other transactions with affiliates

The Fund has an investment advisory and management agreement with Legg Mason Capital Management, LLC, formerly, Legg Mason Capital Management, Inc. (“LMCM”). Pursuant to the agreement, LMCM provides the Fund with investment advisory, management and administrative services for which the Fund pays a fee,

30	Legg Mason Capital Management Special Investment Trust, Inc. 2011 Annual Report

Notes to financial statements (cont’d)

computed daily and payable monthly, at annual rates based on the Fund’s average daily net assets. The following chart shows the annual advisory fee rates for the Fund:

Average Daily Net Assets	Annual Rate
First $1 billion	0.700%
Next $1 billion	0.680
Next $3 billion	0.650
Next $5 billion	0.620
Over $10 billion	0.590

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) provides certain administrative and oversight services to the Fund. For LMPFA’s services to the Fund, LMCM (not the Fund) pays LMPFA a fee, calculated daily and payable monthly, at an annual rate of 0.05% of the average daily net assets of the Fund. LMCM and LMPFA are wholly owned subsidiaries and corporate affiliates of Legg Mason, Inc. (“Legg Mason”).

The Fund’s agreement with LMCM provides that expense reimbursements be made to the Fund for audit fees and compensation of the Fund’s independent directors and certain other expenses. During the year ended October 31, 2011, the Fund was reimbursed for expenses amounting to $145,772.

Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker-dealer subsidiary of Legg Mason, serves as the Fund’s sole and exclusive distributor.

There is a maximum initial sales charge of 5.75% for Class A shares. Class C shares have a 1.00% contingent deferred sales charge (“CDSC”), which applies if shares are redeemed within one year from purchase payment. In certain cases, Class A shares have a 1.00% CDSC, which applies if redemption occurs within one year from purchase payment. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of other shares of funds sold by LMIS, equal or exceed $1,000,000 in the aggregate. These purchases do not incur an initial sales charge.

For the year ended October 31, 2011, LMIS and its affiliates received sales charges of approximately $1,000 on sales of the Fund’s Class A shares. In addition, for the year ended October 31, 2011, CDSCs paid to LMIS and its affiliates were approximately:

	Class A	Class C
CDSCs	—	$19,000

Under a Deferred Compensation Plan (the “Plan”), Directors may elect to defer receipt of all or a specified portion of their compensation. A participating Director may select one or more funds managed by affiliates of Legg Mason in which his or her deferred director’s fees will be deemed to be invested. Deferred amounts remain in the Fund until distributed in accordance with the Plan.

All officers and two Directors of the Fund are employees of Legg Mason or its affiliates and do not receive compensation from the Fund.

Legg Mason Capital Management Special Investment Trust, Inc. 2011 Annual Report	31

3. Investments

During the year ended October 31, 2011, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$644,260,145
Sales	939,569,835

At October 31, 2011, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Gross unrealized appreciation	$159,044,331
Gross unrealized depreciation	(146,779,360)
Net unrealized appreciation	$12,264,971

4. Derivative instruments and hedging activities

Financial Accounting Standards Board Codification Topic 815 requires enhanced disclosure about an entity’s derivative and hedging activities.

During the year ended October 31, 2011, the Fund did not invest in any derivative instruments.

5. Class specific expenses and expense reimbursements

The Fund has adopted a Rule 12b-1 distribution plan and under that plan the Fund pays a service fee with respect to its Class A, Class C, Class R and Class FI shares calculated at the annual rate of 0.25%, of the average daily net assets of each respective class. The Fund also pays a distribution fee with respect to its Class C and Class R shares calculated at the annual rate of 0.75% and 0.25% of the average daily net assets of each class, respectively. Service and distribution fees are accrued daily and paid monthly.

The Rule 12b-1 plans for Class R and Class FI shares of the Fund provide for payments of distribution and service fees to LMIS at an annual rate of up to 0.75% and 0.40% of each class’s average daily net assets, respectively, subject to the authority of the Board of Directors to set a lower amount. The Board of Directors of the Fund has currently approved payments under the plan of 0.50% and 0.25% of the average daily net assets of Class R and FI shares, respectively.

For the year ended October 31, 2011, class specific expenses were as follows:

	Service and/or Distribution Fees	Transfer Agent Fees
Class A	$119,970	$30,406
Class C	8,945,498	1,039,938
Class R	65,457	26,205
Class FI	32,349	23,777
Class I	—	96,925
Total	$9,163,274	$1,217,251

32	Legg Mason Capital Management Special Investment Trust, Inc. 2011 Annual Report

Notes to financial statements (cont’d)

For the year ended October 31, 2011, expense reimbursements by class were as follows:

Expense Reimbursements
Class A	$6,292
Class C	115,353
Class R	1,678
Class FI	1,663
Class I	20,786
Total	$145,772

6. Distributions to shareholders by class

	Year Ended October 31, 2011	Year Ended October 31, 2010
Net Investment Income:
Class A	—	—
Class C	—	—
Class R	—	—
Class FI	—	—
Class I	—	$220,160
Total	—	$220,160

7. Fund share transactions

At October 31, 2011, there were 100,000,000, 200,000,000, 500,000,000, 100,000,000 and 50,000,000 shares authorized at $0.001 par value for Class A, Class C, Class R, Class FI and Class I, respectively, of the Fund.

Transactions in shares of each class were as follows:

	Year Ended October 31, 2011		Year Ended October 31, 2010
	Shares	Amount	Shares	Amount
Class A
Shares sold	267,420	$8,582,810	242,176	$6,754,503
Shares repurchased	(362,922)	(11,198,076)	(302,866)	(8,540,314)
Net decrease	(95,502)	$(2,615,266)	(60,690)	$(1,785,811)

Class C
Shares sold	696,873	$21,591,060	1,065,650	$29,407,855
Shares repurchased	(7,840,470)	(239,513,273)	(7,240,479)	(199,637,334)
Net decrease	(7,143,597)	$(217,922,213)	(6,174,829)	$(170,229,479)

Class R
Shares sold	55,106	$2,186,890	106,341	$3,739,526
Shares repurchased	(139,334)	(5,305,269)	(223,396)	(7,479,342)
Net decrease	(84,228)	$(3,118,379)	(117,055)	$(3,739,816)

Legg Mason Capital Management Special Investment Trust, Inc. 2011 Annual Report	33

	Year Ended October 31, 2011		Year Ended October 31, 2010
	Shares	Amount	Shares	Amount
Class FI
Shares sold	29,617	$1,170,758	57,159	$2,028,717
Shares repurchased	(100,225)	(3,914,421)	(100,697)	(3,552,937)
Net decrease	(70,608)	$(2,743,663)	(43,538)	$(1,524,220)

Class I
Shares sold	765,300	$31,749,442	1,077,652	$39,069,067
Shares issued on reinvestment	—	—	6,307	210,150
Shares repurchased	(3,071,245)	(127,260,119)	(1,737,870)	(61,789,923)
Net decrease	(2,305,945)	$(95,510,677)	(653,911)	$(22,510,706)

8. Restricted securities

The following Fund investments are restricted as to resale and, in the absence of readily ascertainable market values, are valued at fair value as determined in good faith under procedures approved by the Board of Directors.

Security	Number of Units/Shares/ Interest	Acquisition Date(s)	Cost	Fair Value at 10/31/11	Value per Unit/Share	Percent of Net Assets	Distributions Received	Open Commitments
BG Medicine Inc.	59,412	8/11	$53,353	$290,524	$4.89	0.04%	—	—
Super Dimension Ltd., Series D-1	256,650	10/08	5,500,010	2,463,840	9.60	0.30	—	—
Super Dimension Ltd., Series D-2	209,986	10/08	4,500,000	2,015,866	9.60	0.24	—	—
Super Dimension Ltd., Series E-1	10,375	05/11	222,336	222,336	21.43	0.03	—	—
Super Dimension Ltd., Series E-2	8,489	05/11	181,919	181,919	21.43	0.02	—	—
Super Dimension Ltd., Series E-1 Warrants	2,594	05/11	0	0	—	0.00	—	—
Super Dimension Ltd., Series E-2 Warrants	2,122	05/11	0	0	—	0.00	—	—
			$10,457,618	$5,174,485		0.63%	—	—

9. Transactions with affiliated companies

An “Affiliated Company”, as defined in the 1940 Act, includes a company in which the Fund owns 5% or more of the company’s outstanding voting securities at any time during the period. The following transactions were effected in shares of such companies for the year ended October 31, 2011:

Security	Affiliate Value at 10/31/10	Purchased		Sold		Dividend Income	Affiliate Value at 10/31/11	Realized Loss
		Cost	Shares/ Par	Cost	Shares/Par
BG Medicine Inc., Series D1	$8,076,926	—	—	$10,000,003	1,538,462	—	—	—
BG Medicine Inc., Convertible Demand Note[1]	500,000	$250,000	250,000	750,000	750,000	—	—	—

34	Legg Mason Capital Management Special Investment Trust, Inc. 2011 Annual Report

Notes to financial statements (cont’d)

Security	Affiliate Value at 10/31/10	Purchased		Sold		Dividend Income	Affiliate Value at 10/31/11	Realized Loss
		Cost	Shares/ Par	Cost	Shares/Par
BG Medicine Inc., Common Stock[1]	—	$15,795,030	1,802,709	$102,200	14,600	$45,032	$8,743,852	$(50,370)
BG Medicine Inc., Warrants	—	—	80,768	—	138,460	—	—	—
First Interstate BancSystem Inc., Class A Shares	$12,312,000	—	—	87,313	7,700	427,500	11,910,672	(4,846)
Super Dimension Ltd., Series D-1[2]	2,656,328	—	—	—	—	—	—	—
Super Dimension Ltd., Series D-2[2]	2,173,355	—	—	—	—	—	—	—
Syncora Holdings Ltd.	710,145	—	—	45,671	34,200	—	1,292,031	(31,991)
	$26,428,754	$16,045,030		$10,985,187		$472,532	$21,946,555	$(87,207)

[1]	BG Medicine completed its Initial Public Offering (“IPO”) on February 4, 2011. Concurrent with the IPO, the preferred shares and convertible demand note converted to common stock.

[2]	This security is no longer an affiliated company.

10. Line of credit

The Fund, along with certain other Legg Mason Funds, participates in a $200 million line of credit (“Credit Agreement”) to be used for temporary or emergency purposes. This 364-day revolving Credit Agreement matures on March 1, 2012. Pursuant to the Credit Agreement, each participating fund is liable only for principal and interest payments related to borrowings made by that fund. Borrowings under the Credit Agreement bear interest at a rate equal to the prevailing LIBOR rate plus the LIBOR rate margin. The Fund did not utilize the line of credit during the year ended October 31, 2011.

11. Income tax information and distributions to shareholders

The tax character of distributions paid during the fiscal years ended October 31, was as follows:

	2011	2010
Distributions Paid From:
Ordinary income	—	$220,160

As of October 31, 2011, the components of accumulated earnings on a tax basis were as follows:

Undistributed ordinary income — net	$3,118,274
Capital loss carryforward*	(113,694,841)
Other book/tax temporary differences(a)	(177,989)
Unrealized appreciation (depreciation)(b)	12,265,052
Total accumulated earnings (losses) — net	$(98,489,504)

*	During the taxable year ended October 31, 2011, the Fund utilized $181,918,870 of its capital loss carryforward available from prior years. As of October 31, 2011, the Fund had the following net capital loss carryforward remaining:

Year of Expiration	Amount
10/31/2017	$(113,694,841)

Legg Mason Capital Management Special Investment Trust, Inc. 2011 Annual Report	35

This amount will be available to offset future taxable capital gains. Under the recently enacted Regulated Investment Company Modernization Act of 2010, the Fund will be permitted to carryforward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

(a)

Other book/tax temporary differences are attributable primarily to the book/tax differences in the timing of the deductibility of various expenses and book/tax difference in the treatment of distributions from real estate investment trusts.

(b)

The difference between book-basis and tax-basis unrealized appreciation depreciation) is attributable primarily to the tax deferral of losses on wash sales, the difference in the book/tax treatment of limited partnership investments and the realization for tax purposes of unrealized gains on investments in passive foreign investment companies.

12. Other tax information

On December 22, 2010, President Obama signed into law the Regulated Investment Company Modernization Act of 2010 (the “Act”). The Act updates certain tax rules applicable to regulated investment companies (“RICs”). The various provisions of the Act will generally be effective for RICs with taxable years beginning after December 22, 2010. Additional information regarding the impact of the Act on the Fund, if any, will be contained within the relevant sections of the notes to the financial statements for the fiscal year ending October 31, 2012.

13. Recent accounting pronouncements

In April 2011, the Financial Accounting Standards Board issued Accounting Standards Update No. 2011-03, Transfers and Servicing (Topic 860)—Reconsideration of Effective Control for Repurchase Agreements (“ASU No. 2011-03”) related to the accounting for repurchase agreements and similar agreements that both entitle and obligate a transferor to repurchase or redeem financial assets before their maturity. ASU No. 2011-03 modifies the criteria for determining effective control of transferred assets and as a result certain agreements may now be accounted for as secured borrowings. ASU No. 2011-03 is effective prospectively for new transfers and existing transactions that are modified in the first interim or annual period beginning on or after December 15, 2011. Management is currently evaluating the impact the adoption of ASU No. 2011-03 will have on the Fund’s financial statements and related disclosures.

In May 2011, the Financial Accounting Standards Board issued Accounting Standard Update No. 2011-04, Fair Value Measurement (Topic 820) — Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs (“ASU No. 2011-04”). ASU No. 2011-04 establishes common requirements for measuring fair value and for disclosing information about fair value measurements. ASU No. 2011-04 is effective during interim and annual periods beginning after December 15, 2011. Management is currently evaluating the impact the adoption of ASU No. 2011-04 will have on the Fund’s financial statements and related disclosures.

36	Legg Mason Capital Management Special Investment Trust, Inc. 2011 Annual Report

Report of independent registered public accounting firm

To the Board of Directors and Shareholders of Legg Mason Capital Management Special Investment Trust, Inc.:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Legg Mason Capital Management Special Investment Trust, Inc. (the “Fund”) at October 31, 2011, the results of its operations, the changes in its net assets, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2011 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Baltimore, Maryland

December 20, 2011

Legg Mason Capital Management Special Investment Trust, Inc.	37

Additional information (unaudited)

Information about Directors and Officers

The business and affairs of Legg Mason Capital Management Special Investment Trust, Inc. (the “Fund”) are conducted by management under the supervision and subject to the direction of its Board of Directors. The business address of each Director is 100 International Drive, Attn: Fund Secretary, Baltimore, Maryland 21202. Information pertaining to the Directors and officers of the Fund is set forth below.

The Statement of Additional Information includes additional information about Directors and is available, without charge, upon request by calling the Fund at 1-877-721-1926.

Independent Directors[1]
Ruby P. Hearn
Year of birth	1940
Position(s) with Fund	Director
Term of office and length of time served[2]	Since 2004
Principal occupation(s) during past five years	Senior Vice President Emerita of The Robert Wood Johnson Foundation (non-profit) since 2001; Trustee of the New York Academy of Medicine since 2004; Director of the Institute for Healthcare Improvement since 2002; Member of the Institute of Medicine since 1982; formerly: Senior Vice President of The Robert Wood Johnson Foundation (1996 to 2001); Fellow of The Yale Corporation (1992 to 1998).
Number of funds in fund complex overseen by Director	16
Other directorships held by Director during past five years	None
Arnold L. Lehman
Year of birth	1944
Position(s) with Fund	Lead Independent Director
Term of office and length of time served[2]	Since 1985
Principal occupation(s) during past five years	Director of the Brooklyn Museum since 1997; Trustee of American Federation of Arts since 1998. Formerly: Director of The Baltimore Museum of Art (1979 to 1997).
Number of funds in fund complex overseen by Director	16
Other directorships held by Director during past five years	None
Robin J.W. Masters
Year of birth	1955
Position(s) with Fund	Director
Term of office and length of time served[2]	Since 2002
Principal occupation(s) during past five years	Retired; formerly: Chief Investment Officer of ACE Limited (insurance) (1986 to 2000).
Number of funds in fund complex overseen by Director	16
Other directorships held by Director during past five years	Director of Cheyne Capital International Limited (investment advisory firm). Director/Trustee of Legg Mason Institutional Funds plc, WA Fixed Income Funds plc and Western Asset Debt Securities Fund plc.

38	Legg Mason Capital Management Special Investment Trust, Inc.

Additional information (unaudited) (cont’d)

Information about Directors and Officers

Independent Directors[1] cont’d
Jill E. McGovern
Year of birth	1944
Position(s) with Fund	Director
Term of office and length of time served[2]	Since 1989
Principal occupation(s) during past five years	Senior Consultant, American Institute for Contemporary German Studies (AICGS) since 2007; formerly: Chief Executive Officer of The Marrow Foundation (non-profit) (1993 to 2007); Executive Director of the Baltimore International Festival (1991 to 1993); Senior Assistant to the President of The Johns Hopkins University (1986 to 1990).
Number of funds in fund complex overseen by Director	16
Other directorships held by Director during past five years	Director of International Biomedical Research Alliance; Director of Lois Roth Endowment
Arthur S. Mehlman
Year of birth	1942
Position(s) with Fund	Director
Term of office and length of time served[2]	Since 2002
Principal occupation(s) during past five years	Retired. Director, The University of Maryland Foundation since 1992; Director, The League for People with Disabilities since 2003; formerly: Partner, KPMG LLP (international accounting firm) (1972 to 2002).
Number of funds in fund complex overseen by Director	Director/Trustee of all Legg Mason Funds consisting of 16 portfolios; Director/Trustee of the Royce Family of Funds consisting of 31 portfolios.
Other directorships held by Director during past five years	Director of Municipal Mortgage & Equity, LLC.
G. Peter O’Brien
Year of birth	1945
Position(s) with Fund	Director
Term of office and length of time served[2]	Since 1999
Principal occupation(s) during past five years	Retired. Trustee Emeritus of Colgate University; Board Member, Hill House, Inc. (residential home care); Board Member, Bridges School (pre- school); formerly: Managing Director, Equity Capital Markets Group of Merrill Lynch & Co. (1971-1999).
Number of funds in fund complex overseen by Director	Director/Trustee of all Legg Mason funds consisting of 16 portfolios; Director/Trustee of the Royce Family of Funds consisting of 31 portfolios.
Other directorships held by Director during past five years	Director of Technology Investment Capital Corp.

Legg Mason Capital Management Special Investment Trust, Inc.	39

Independent Directors[1] cont’d
S. Ford Rowan
Year of birth	1943
Position(s) with Fund	Director
Term of office and length of time served[2]	Since 2002
Principal occupation(s) during past five years	Chairman, National Center for Critical Incident Analysis, National Defense University Foundation, since 2004; Trustee, St. John’s College, since 2006; formerly: Consultant, Rowan & Blewitt Inc. (management consulting) (1984 to 2007); Lecturer in Journalism, Northwestern University (1980 to 1993); Lecturer in Organizational Sciences, George Washington University (2000 to 2008); Director, Sante Fe Institute (1999 to 2008).
Number of funds in fund complex overseen by Director	16
Other directorships held by Director during past five years	None
Robert M. Tarola
Year of birth	1950
Position(s) with Fund	Director
Term of office and length of time served[2]	Since 2004
Principal occupation(s) during past five years	President of Right Advisory LLC (corporate finance and governance consulting) since 2008; Member, Investor Advisory Group of the Public Company Accounting Oversight Board since 2009; Senior Vice President and Chief Financial Officer of The Howard University since 2010 (higher education and health care); formerly: Senior Vice President and Chief Financial Officer of W.R. Grace & Co. (specialty chemicals) (1999 to 2008) and MedStar Health, Inc. (healthcare) (1996 to 1999); Partner, Price Waterhouse, LLP (accounting and auditing) (1984 to 1996).
Number of funds in fund complex overseen by Director	16
Other directorships held by Director during past five years	Director of TeleTech Holdings, Inc. (business process outsourcing); Director of American Kidney Fund (renal disease assistance)

40	Legg Mason Capital Management Special Investment Trust, Inc.

Additional information (unaudited) (cont’d)

Information about Directors and Officers

Interested Directors[3]
Mark R. Fetting
Year of birth	1954
Position(s) with Fund	Chairman and Director
Term of office and length of time served[2]	Director since 2001 and Chairman since 2008
Principal occupation(s) during past five years	President, CEO, Chairman and Director of Legg Mason, Inc. and Chairman of Legg Mason Funds since 2008; formerly: President of all Legg Mason Funds (2001 to 2008). Senior Executive Vice President of Legg Mason, Inc., Director and/or officer of various Legg Mason, Inc. affiliates (2000 to 2008). Division President and Senior Officer of Prudential Financial Group, Inc. and related companies, including fund boards and consulting services to subsidiary companies (1991 to 2000)
Number of funds in fund complex overseen by Director	Chairman and Director/Trustee of all Legg Mason Funds consisting of 16 portfolios; Director/Trustee of the Royce Family of Funds consisting of 31 portfolios.
Other directorships held by Director during past five years	None
R. Jay Gerken Legg Mason 620 Eighth Avenue, New York NY 10018
Year of birth	1951
Position(s) with Fund	President and Director
Term of office and length of time served[2]	Since 2011
Principal occupation(s) during past five years	Managing Director of Legg Mason & Co., LLC (“Legg Mason & Co.”) (since 2005); Officer and Trustee/Director of 160 funds associated with Legg Mason Partners Fund Advisor, LLC (“LMPFA”) or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006); President and Chief Executive Officer (“CEO”) of LMPFA (since 2006); President and CEO of Smith Barney Fund Management LLC (“SBFM”) and Citi Fund Management, Inc. (“CFM”) (formerly registered investment advisers) (since 2002); formerly, Chairman, President and CEO, Travelers Investment Adviser Inc. (prior to 2005)
Number of funds in fund complex overseen by Director	160
Other directorships held by Director during past five years	None

Legg Mason Capital Management Special Investment Trust, Inc.	41

Executive Officers
Richard F. Sennett Legg Mason 55 Water Street, New York, NY 10041
Year of birth	1970
Position(s) with Fund	Principal Financial Officer
Term of office and length of time served[2]	Since 2011
Principal occupation(s) during past five years

Principal Financial Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011); Managing Director of Legg Mason & Co. and Senior Manager of the Treasury Policy group for Legg Mason & Co.’s Global Fiduciary Platform (since 2011); formerly, Chief Accountant within the SEC’s Division of Investment Management (2007 to 2011); formerly, Assistant Chief Accountant within the SEC’s Division of Investment Management (2002 to 2007)

Robert I. Frenkel Legg Mason 100 First Stamford Place, Stamford, CT 06902
Year of birth	1954
Position(s) with Fund	Secretary and Chief Legal Officer
Term of office and length of time served[2]	Since 2009
Principal occupation(s) during past five years	Vice President and Deputy General Counsel of Legg Mason (since 2006); Managing Director and General Counsel of Global Mutual Funds for Legg Mason & Co. (since 2006) and Legg Mason & Co. predecessors (since 1994); Secretary and Chief Legal Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006)
Ted P. Becker Legg Mason 620 Eighth Avenue, New York, NY 10018
Year of birth	1951
Position(s) with Fund	Vice President and Chief Compliance Officer
Term of office and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Director of Global Compliance at Legg Mason (since 2006); Chief Compliance Officer of LMPFA (since 2006); Managing Director of Compliance of Legg Mason & Co. (since 2005); Chief Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006)

42	Legg Mason Capital Management Special Investment Trust, Inc.

Additional information (unaudited) (cont’d)

Information about Directors and Officers

Executive Officers cont’d
Christopher Berarducci Legg Mason 55 Water Street, New York, NY 10041
Year of birth	1974
Position(s) with Fund	Treasurer
Term of office and length of time served[2]	Since 2010
Principal occupation(s) during past five years	Vice President of Legg Mason & Co. (since 2011); Treasurer of certain mutual funds associated with LMPFA (since 2010); Assistant Controller of certain mutual funds associated with LMPFA (prior to 2010); Manager of Fund Administration at UBS Global Asset Management (prior to 2007); Assistant Vice President and Manager of Fund Administration at JP Morgan Chase & Co. (prior to 2005)

[1]

Directors who are not “interested persons” of the Fund within the meaning of Section 2(a)(19) of the 1940 Act. Each of the Independent Directors serves on the standing committees of the Board of Directors, which include the Audit Committee (chair: Arthur S. Mehlman), the Nominating Committee (co-chairs: G. Peter O’Brien and Jill E. McGovern), Directors Committee (chair: Arnold L. Lehman).

[2]

Officers of the Corporation are elected to serve until their successors are elected and qualified. Directors of the Fund serve a term of indefinite length until their retirement, in accordance with the Board’s retirement policy, resignation or removal, and stand for re-election by shareholders only as and when required by the 1940 Act.

[3]

Mr. Fetting and Mr. Gerken are considered to be interested persons, as defined in the 1940 Act, of the Fund on the basis of their current employment with the Fund’s investment adviser or its affiliated entities (including the Fund’s principal underwriter) and Legg Mason, Inc., the parent holding company of these entities as well as their ownership of Legg Mason, Inc. stock.

Legg Mason Capital Management

Special Investment Trust, Inc.

Directors

Mark R. Fetting

Chairman

R. Jay Gerken

President

Ruby P. Hearn

Arnold L. Lehman

Robin J.W. Masters

Jill E. McGovern

Arthur S. Mehlman

G. Peter O’Brien

S. Ford Rowan

Robert M. Tarola

Investment manager/adviser

Legg Mason Capital Management, LLC

Distributor

Legg Mason Investor Services, LLC

Custodian

State Street Bank & Trust Company

Transfer agent

Boston Financial Data Services, Inc.

2000 Crown Colony Drive

Quincy, MA 02169

Independent registered public accounting firm

PricewaterhouseCoopers LLP

Baltimore, MD

Legg Mason Capital Management Special Investment Trust, Inc.

Legg Mason Capital Management Special Investment Trust, Inc.

Legg Mason Funds

55 Water Street

New York, NY 10041

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q, shareholders can call the Fund at 1-877-721-1926.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling the Fund at 1-877-721-1926, (2) on the Fund’s website at www.leggmason.com/individualinvestors and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of Legg Mason Capital Management Special Investment Trust, Inc. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a current prospectus.

Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.leggmason.com/individualinvestors

©2011 Legg Mason Investor Services, LLC

Member FINRA, SIPC

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds and certain closed-end funds managed or sub-advised by Legg Mason or its affiliates. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;
•	Account balances, transactions, and mutual fund holdings and positions;
•	Online account access user IDs, passwords, security challenge question responses; and
•	Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or comply with obligations to government regulators;
•

Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform marketing services solely for the Funds;

•	The Funds’ representatives such as legal counsel, accountants and auditors; and
•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

NOT PART OF THE ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, or if you have questions about the Funds’ privacy practices, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Fund at 1-877-721-1926.

Revised April 2011

NOT PART OF THE ANNUAL REPORT

LEGG MASON CAPITAL MANAGEMENT GROWTH TRUST, INC.

LEGG MASON CAPITAL MANAGEMENT SPECIAL INVESTMENT TRUST, INC.

LEGG MASON CAPITAL MANAGEMENT VALUE TRUST, INC.

SUPPLEMENT DATED NOVEMBER 17, 2011

TO EACH FUND’S PROSPECTUS, DATED FEBRUARY 28, 2011

The following information supplements each fund’s Prospectus:

On November 16, 2011, the Boards of Legg Mason Capital Management Growth Trust, Legg Mason Capital Management Special Investment Trust and Legg Mason Capital Management Value Trust (each a “Fund”) approved an Agreement and Plan of Reorganization pursuant to which each Fund would be reorganized as new series (each a “New Fund”) of a Maryland statutory trust, Legg Mason Global Asset Management Trust (“LMGAMT”). Currently, the Funds are organized as series of Maryland corporations.

The Declaration of Trust (“Declaration”) for LMGAMT provides flexibility to the trustees in the conduct of LMGAMT’s business and in the governance of LMGAMT and broad authority consistent with Maryland law. Many of the provisions of the Declaration are designed to permit LMGAMT to operate efficiently and in a cost effective manner. Currently, each corporation has its own governing documents, and the terms of these documents vary in some respects. Adopting a single form of organizational structure with a single form of trust document is expected to simplify the administration and oversight of the Funds as each of the New Funds would operate under the same declaration of trust, with the further expectation that the resulting efficiencies will save shareholders money.

Description of the Reorganizations

The reorganizations will be shell reorganizations and will therefore not result in the combination of assets of any Fund with any other fund. After the reorganizations, shareholders will hold the same proportionate interest in the same portfolio of assets as they held immediately prior to the reorganizations. Immediately after the reorganizations, each New Fund will have the same portfolio management team, investment objective, strategies, policies and restrictions, the same class structure and fees, and the same Board members and officers as its predecessor Fund. The New Funds will have management agreements, distribution plans, distribution agreements, other service agreements, and policies and procedures identical to those of the corresponding Fund. No sales load, deferred sales charge, commission, redemption fee, or other transactional fee will be charged as a result of the reorganizations.

THIS SUPPLEMENT IS NOT PART OF THE ANNUAL REPORT

Summary of the Agreement and Plan of Reorganization

The Agreement and Plan of Reorganization contemplates the transfer of all of the assets of each Fund to the corresponding New Fund in exchange solely for the New Fund’s assumption of all of the liabilities of the corresponding Fund and shares of the New Fund having an aggregate net asset value equal to the aggregate net asset value of the Fund. Under the Agreement and Plan of Reorganization, the Fund would then distribute those New Fund shares to its shareholders, so that each shareholder’s account in the New Fund has the same value immediately after the reorganization as did that shareholder’s account in the Fund immediately before the reorganization. Shareholders of the Fund would receive the same class of shares of the New Fund as they owned in the Fund.

Tax Information

Legg Mason expects the reorganization to qualify as a “reorganization” as defined in Section 368 of the Internal Revenue Code of 1986, as amended. As a result, it is expected that neither the Funds nor their shareholders would recognize gain or loss as a direct result of the reorganization and that the aggregate tax basis in the New Fund shares received by each Fund shareholder would be the same as the shareholder’s aggregate tax basis in the Fund shares. You should talk to your tax advisor about any state, local and other tax consequences of your Fund’s reorganization.

Timing and Costs

It is anticipated that the reorganization of each Fund will occur on or about February 29, 2012. The costs of the reorganizations will be Fund expenses. For Funds or classes that have expense caps in place, any amounts that exceed existing expense caps will be borne by Legg Mason.

Differences in Shareholder Rights

The reorganization will result in changes to fund governance both as a result of the change in governing law from the Maryland General Corporate Law (“MGCL”) to the Maryland Statutory Trust Act and as a result of differences between the charters of the Funds and the Declaration of the New Funds. A list of significant changes to fund governance as a result of the reorganizations follows:

•

Voting Power.  The Articles of Incorporation of each Fund currently grant each share of stock one vote. The Declaration provides each share of stock with the number of votes equal to the net asset value of the share, expressed in dollars. This could alter the relative voting power for

THIS SUPPLEMENT IS NOT PART OF THE ANNUAL REPORT

shareholders of different series in fund-wide or Trust-wide votes (such as a vote to elect trustees) as there are differences in the net asset value per share between classes and between funds.

•

Written Consent of Shareholders.  For a Fund to take action by written consent of its shareholders, the MGCL requires unanimous consent of the shareholders (except that in the election of directors, the approval of the votes that would be required in a normal shareholder vote are sufficient). Under the Declaration, action may be taken by written consent for any matter with the approval of the same number of votes that would be required at a shareholder meeting.

•

Charter Amendments.  Under each Fund’s Articles of Incorporation and the MGCL, charter amendments must generally be approved by a majority of shareholders. Amendments to the Declaration require only Board approval. The Funds and the New Funds must nevertheless comply with the 1940 Act, which sets out certain standards of corporate governance, including requirements relating to capital structure, matters on which shareholders have a right to vote, board composition and operating policies. This provision permits the trustees to act quickly in response to competitive or regulatory conditions without the cost and delay of a shareholder meeting when the trustees believe that the amendment is in the interests of shareholders.

•

Removal of a Director.  Under the MGCL, shareholders of each Fund may remove a director with a majority vote. Under the Declaration, shareholders can remove a trustee only with approval of 2/3 of the voting power.

•

Redemption of Shares by a Fund.  The Articles of Incorporation of each Fund state that a Fund can redeem all the shares that a shareholder owns if the aggregate net asset value of the shareholder’s shares have fallen below a minimum dollar amount set by the Board. The Declaration would allow the New Funds to redeem some or all of the shares of a shareholder for any reason, including to pay small account fees. The Declaration also provides that the New Trust may involuntarily redeem a shareholder’s shares upon such conditions as may be determined by the trustees. For example, a shareholder’s shares may be redeemed if the shareholder fails to provide the New Trust with identification or if the New Trust is unable to verify the information received from the shareholder. The trustees have broad authority to provide for the merger or consolidation of the trust into another trust or entity, to sell all or substantially all of the assets of the trust

THIS SUPPLEMENT IS NOT PART OF THE ANNUAL REPORT

or any series or class to another entity, or a series or class of another entity, or to terminate the trust or any series or class.

•

Derivative Actions.  There are no provisions relating to shareholder derivative actions in the Funds’ Articles of Incorporation. Under Maryland law, the MGCL and applicable case law at the time of a particular derivative action will establish any requirements or limitations with respect to shareholder derivative actions. The Declaration provides a detailed process for the bringing of derivative actions in order to permit legitimate inquiries and claims while avoiding the time, expense, distraction and other harm that can be caused to the New Funds’ or their shareholders as a result of spurious demands and derivative actions. A plaintiff may be responsible for a Fund’s costs related to litigation brought in violation of these provisions.

•

Ability to Inspect Books and Records.  Under the MGCL, each Fund is required to permit 5% shareholders to inspect the Fund’s books of account and stock ledger. The Declaration allows shareholders to inspect the records, documents, accounts and books only with the trustees’ approval.

*    *    *    *    *

This supplement should be retained with your Prospectus for future reference.

THIS SUPPLEMENT IS NOT PART OF THE ANNUAL REPORT

www.leggmason.com/individualinvestors

©2011 Legg Mason Investor Services, LLC Member FINRA, SIPC

LMF-285/A            12/11 SR11-1539

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the registrant has determined that Arthur S. Mehlman the Chairman of the Board’s Audit Committee and Robert M. Tarola, possess the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as “audit committee financial experts,” and have designated Mr. Mehlman and Mr. Tarola as the Audit Committee’s financial experts. Mr. Mehlman and Mr. Tarola are “independent” Trustees pursuant to paragraph (a) (2) of Item 3 to Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit Fees. The aggregate fees billed in the last two fiscal years ending October 31, 2010 and October 31, 2011 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $27,486 in 2010 and $29,000 in 2011.

b) Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $0 in 2010 and $2,050 in 2011. These services consisted of procedures performed in connection with the Re-domiciliation of the various reviews of Prospectus supplements, and consent issuances related to the N-1A filings for the Legg Mason Capital Management Special Investment Trust, Inc.

In addition, there were no Audit-Related Fees billed in the Reporting Period for assurance and related services by the Auditor to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Legg Mason Capital Management Special Investment Trust, Inc. (“service affiliates”), that were reasonably related to the performance of the annual audit of the service affiliates. Accordingly, there were no such fees that required pre-approval by the Audit Committee for the Reporting Periods.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $3,500 in 2010 and $0 in 2011. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

d) All Other Fees. There were no other fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item for the Legg Mason Capital Management Special Investment Trust, Inc.

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisors, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Legg Mason Capital Management Special Investment Trust, Inc. requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre–approval policies and procedures described in paragraph (c)

(7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Legg Mason Capital Management Special Investment Trust, Inc., the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 100% for 2010 and 2011; Tax Fees were 100% and 100% for 2010 and 2011; and Other Fees were 100% and 100% for 2010 and 2011.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Legg Mason Capital Management Special Investment Trust, Inc., LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Legg Mason Capital Management Special Investment Trust, Inc. during the reporting period were $0 in 2011.

(h) Yes. Legg Mason Capital Management Special Investment Trust, Inc.’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Legg Mason Capital Management Special Investment Trust, Inc. or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

a)	The independent board members are acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act .The Audit Committee consists of the following Board members:

Ruby P. Hearn

Arnold L. Lehman

Robin J.W. Masters

Jill E. McGovern

Arthur S. Mehlman

G. Peter O’Brien

S. Ford Rowan

Robert M. Tarola

b)	Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) (1) Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Legg Mason Capital Management Special Investment Trust, Inc.

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
President
Legg Mason Capital Management Special Investment Trust, Inc.

Date: December 23, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
President
Legg Mason Capital Management Special Investment Trust, Inc.

Date: December 23, 2011

By:	/s/ Richard F. Sennett
(Richard F. Sennett)
Principal Financial Officer of
Legg Mason Capital Management Special Investment Trust, Inc.

Date: December 23, 2011